                                                                   EXHIBIT 10.14


                                  ZYMOGENETICS

                  DEFERRED COMPENSATION PLAN FOR KEY EMPLOYEES

                  AMENDED AND RESTATED AS OF NOVEMBER 1, 1997





                                                                  Execution Copy
                                                                  --------------

                               TABLE OF CONTENTS

                                                                       Page No.
ARTICLE I PURPOSE....................................................         1
          -------

ARTICLE II DEFINITIONS...............................................         1
           -----------

ARTICLE III ELIGIBILITY AND PARTICIPATION............................         2
            -----------------------------

 1. Eligibility......................................................         2
    -----------
 2. Participation....................................................         2
    -------------

ARTICLE IV BENEFITS..................................................         5
           --------
 1. Deemed Investments...............................................         5
    ------------------
 2. Account Balance Adjustments......................................         5
    ---------------------------
 3. Date for Payment of Account Balance..............................         5
    -----------------------------------
 4. Early Distribution...............................................         6
    ------------------
 5. Hardship Withdrawal..............................................         6
    -------------------
 6. Beneficiary Designation..........................................         6
    -----------------------

ARTICLE V WITHHOLDING TAXES..........................................         7
          -----------------

ARTICLE VI AMENDMENT AND TERMINATION.................................         7
           -------------------------

ARTICLE VII ADMINISTRATION...........................................         7
            --------------

 1. The Administrator................................................         7
    -----------------
 2. Books and Records................................................         7
    -----------------

ARTICLE VIII CLAIMS PROCEDURE........................................         8
             ----------------
 1. Claim............................................................         8
    -----
 2. Denial of Claim..................................................         8
    ---------------
 3. Review of Claim..................................................         8
    ---------------
 4. Venue............................................................         8
    -----

ARTICLE IX MISCELLANEOUS.............................................         8
           -------------
 1. Unsecured General Creditor.......................................         8
    --------------------------
 2. Payment of Account Balances......................................         9
    ---------------------------
 3. Unfunded Top-Hat Plan............................................         9
    ---------------------
 4. Not a Contract of Employment.....................................         9
    ----------------------------
 5. Successors.......................................................         9
    ----------
 6. No Assignment....................................................         9
    -------------
 7. Expenses.........................................................        10
    --------
 8. Tax Effects......................................................        10
    -----------
 9. Notice...........................................................        10
    ------
 10. Terms...........................................................        10
     -----
 11. Incompetence....................................................        10
     ------------
 12. Governing Law...................................................        11
     -------------

                                  ZYMOGENETICS

                  DEFERRED COMPENSATION PLAN FOR KEY EMPLOYEES

                  AMENDED AND RESTATED AS OF NOVEMBER 1, 1997


                                   ARTICLE I

                                    Purpose
                                    -------

          This Deferred Compensation Plan was adopted to promote the interests of ZymoGenetics, Inc. by stimulating the efforts of a select group of management or highly compensated employees. The Plan was originally adopted on November 1, 1992 and amended on December 23, 1993. The Plan is hereby amended and completely restated effective November 1, 1997, to provide more flexibility to Participants with respect to the timing and form of payment of amounts deferred under the Plan, and to permit Participants to elect to have their Account Balances adjusted as if they were invested in various investments identified by the Administrator.


                                   ARTICLE II

                                  Definitions
                                  -----------

          1.  "Administrator" means the Board, or such other person or committee
               -------------
appointed by the Board to administer the Plan.

          2.  "Account Balance" means a Company internal bookkeeping account in
               ---------------
the name of a Participant to which shall be allocated amounts deferred by or otherwise allocated to the Participant under this Plan together with investment earnings, gains and losses.

          3.  "Beneficiary" shall mean the person or persons designated as such
               -----------
by the Participant. Each such designation shall be filed with the Administrator in a form acceptable to the Administrator and shall become effective only when received by the Administrator.

          4.  "Board" shall mean the Board of Directors of the Company.
               -----

          5.  "Company" shall mean ZymoGenetics, Inc., a Washington corporation,
               -------
or any successor corporation.

          6.  "Participant" shall mean any employee of the Company who has been
               -----------
designated by the Company as eligible to participate in the Plan and who has executed a Participation Agreement and returned it to the Administrator.

          7.  "Participation Agreement" shall mean the agreement executed by a
               -----------------------
Participant whereby a Participant elects to defer a portion of his salary and/or bonus (or acknowledges a Special Allocation), and contains such other information as is required by the Administrator.

          8.  "Plan" shall mean the Deferred Compensation Plan set forth herein
               ----
and as may be amended from time to time.

          9.  "Plan Year" shall mean the period beginning on January 1 and
               ---------
ending on the following December 31.

          10. "Permanent Disability" is a condition, whether physical or
               --------------------
mental, that results in a Participant being unable to work for the Company in a position utilizing intelligence, education, training, and experience equivalent to that required in his work immediately before his disability. Such permanent disability shall be established by the certificate of a physician selected by the Participant and approved by the Administrator, or if the physician selected by the Participant shall not be approved by the Administrator, by a majority of three (3) physicians, one selected by the Participant (or his spouse, child, parent, or legal representative in the event of his inability to select a physician), one by the Administrator, and a third by the two physicians selected by the Participant and the Administrator; provided, however, a Participant who officially established his eligibility to receive social security disability benefits shall be deemed to be permanently disabled as provided herein without further proof.

          11. "Trust" means any trust which the Company may establish and
               -----
maintain for purposes of holding assets to pay benefits under this Plan, subject to the provisions of Article IX, Section 1. The Board shall appoint one or more individuals or financial institutions (subject to their acceptance) to be the trustee of the Trust.


                                  ARTICLE III

                         Eligibility and Participation
                         -----------------------------

          1.  Eligibility.
              -----------

          The Company will designate from time to time certain of its key employees to be eligible to participate in the Plan. In selecting eligible employees, the Company shall consider the position and responsibilities of such individuals, the value of their services to the Company, and such other factors as the Company deems pertinent. After the Company has designated an employee as eligible to participate in the Plan, the Company will notify the Administrator, and the Administrator will notify such employee and present him with a Participation Agreement to be executed and returned to the Administrator.

          2.  Participation.
              -------------

              (a)  Participation Agreement.  An eligible employee will become a
                   -----------------------
Participant upon executing and returning to the Administrator a Participation Agreement pursuant to which he authorizes the Company to withhold from his salary and/or bonus, elects a deemed investment return for his Account Balance, and elects the date upon which he will receive or begin to receive a distribution of the amounts deducted and withheld pursuant to that Participation Agreement, as provided below. An employee to whom a Special Allocation is made pursuant to this Article III, section 2(d), will become a Participant upon completing such forms and taking such actions as may be required by the Administrator in connection with such allocation.

                    (1) Payroll Deductions.  Each Participation Agreement will
                        ------------------
               authorize the Company to withhold from 1% to 15% (in whole numbers) (but not less than $1,000 in any Plan Year) of a Participant's salary (prior to 40 l(k) and flexible benefit deductions) which would otherwise be payable to him in the Plan Year and/or from 1% to 100% of any bonus which would otherwise be payable to him in the Plan Year and which is not ascertainable prior to the Plan Year (all such compensation amounts referred to hereafter as "Deferrable Compensation"). Amounts withheld by the Company shall be credited to the Participant's Account Balance and an amount equal to the amount withheld will be contributed by the Company to the Trust.

                    (2) Investment Election.   A Participant's Account Balance
                        -------------------
               will be adjusted for earnings, gains and losses as if it were invested in the investment options selected by the Participant on the Participation Agreement for that Plan Year.

                    (3) Date of Payment.  Each Participation Agreement will
                        ---------------
               indicate the date for the payment of amounts withheld pursuant thereto, which date shall not be less than three (3) years from the date such Participation Agreement is executed, and shall not be later than the Participant's 65th birthday; provided that, if a Participant's Account Balance is payable on three different dates pursuant to prior Participation Agreements, Special Allocation Elections, or as specified in the first sentence of
               Article IV, Section 3, such Participant may only choose one of such dates on any future Participation Agreements or Special Allocation Elections. If, however, a Participant is age 62 or older, he may only indicate a date for payment which is three (3) years from the date he executes his Participation Agreement, subject to the limitation in the preceding sentence on the number of different payment dates. If a Participant does not indicate a date for payment on a Participation Agreement, the amounts withheld pursuant thereto will be paid to him in one lump-sum within sixty (60) days after his termination of employment with the Company.

                    (4) Form of Payment.  Distribution of amounts withheld
                        ---------------
               pursuant to a Participation Agreement will be made either in one lump-sum or in annual installments over a period of up to ten
               (10) years, as selected by the Participant on the Participation Agreement. If distributions are made in annual installments over a period of years, the amount of each annual installment will be determined by the Administrator, by dividing the portion of Participant's Account Balance which is payable in installments, measured immediately before an installment payment, by the number of installments remaining to be paid. There may only be one form of payment elected for any payment date determined under this
               Section 2.

The Participation Agreement must be submitted to the Administrator by December 31st of the calendar year immediately preceding the calendar year in which the Deferrable Compensation would otherwise be payable to the Participant.

          (b) Part-Year Participation.  In the event an employee first becomes
              -----------------------
eligible to participate during a calendar year and wishes to defer a portion of his Deferrable Compensation for such calendar year, a Participation Agreement must be submitted to the Administrator no later than thirty (30) days following notification to the employee of his eligibility to participate. Such Participation Agreement will be effective only with respect to Deferrable Compensation which would otherwise be payable to the Participant following the submission of the Participation Agreement to the Administrator.

          (c) Special Election for 1997.  Notwithstanding the foregoing, each
              -------------------------
Participant will be entitled to make a special election with respect to Deferrable Compensation earned during the period beginning November 1, 1997 and ending December 31, 1997, to indicate the date on which such Deferrable Compensation will be paid and the form of payment. The date selected must be no earlier than January 1, 2001 and no later than the Participant's 65th birthday. The Special Election for 1997 must be made by completing and executing the Special Election Form provided by the Administrator, and returning it to the Administrator on or before October 31, 1997. If a Participant does not make a Special Election for 1997, his Deferrable Compensation for 1997 (including for November and December) will be paid to him in one lump sum within sixty (60) days following his termination of employment with the Company.

          (d) Special Allocation.  The Company may make an allocation (a
              ------------------
"Special Allocation") on behalf of one or more Participants in such amounts and at such times as it shall determine. If the Company elects to make one or more Special Allocations to a Participant during a Plan Year, prior to the date the first such Special Allocation is made, the Participant will be given the opportunity to elect (a "Special Allocation Election") to receive a distribution of all Special Allocations made during that Plan Year on a date no less than three (3) years from the date the Participant makes such election and no later than his 65th birthday, either in a lump-sum or in installments over a period of up to ten (10) years, subject to the limitations in Article III (2)(a)(3) and
(4) on the number of different payment dates and form of payment. Any Special Allocation Election must be made on such forms as may be provided by the Administrator and will apply to all Special Allocations made in the Plan Year for which such election is made. If the Participant does not make a Special Allocation Election as to when he will receive a distribution of a Special Allocation, it will be paid to him within sixty (60) days of his termination of employment. Special Allocations will be allocated to the Participant's Account Balance and an amount equal to the Special Allocation will be contributed by the Company to the Trust. For periods after 1997, Special Allocations made to a Participant shall be subject to the Investment Election made by the Participant on his Participation Agreement in effect for the year in which the Special Allocation is made. If no such Election is in effect, then the Administrator may permit the Participant to make an Investment Election as described in
Article III(2)(a)(2).

          (e) Termination of Employment.  Upon termination of employment with
              -------------------------
the Company, a Participant will no longer be entitled to participate in the Plan, but will continue to be entitled to direct that his Account Balance be adjusted for earnings, gains and losses as if it were invested in the various investment options identified by the Administrator. Any such election shall be made by completing and returning such forms as are provided by the Administrator. If no such election is made, then a terminated Participant's Account Balance will be adjusted as determined by the Administrator in its sole and absolute discretion.

                                   ARTICLE IV
                                   ----------

                                    Benefits
                                    --------

          1.  Deemed Investments.
              ------------------

          From time to time, the Administrator will designate the deemed investment options available under the Plan. As of November 1, 1997, such options will include the same investments as are available for actual investment direction under the ZymoGenetics, Inc. 401(k) Retirement Plan.

          2.  Account Balance Adjustments.
              ---------------------------

          Allocations of payroll deductions and Special Allocations shall be credited to a Participant's Account Balance as of the date determined by the Administrator as if such Allocations were contributions of elective deferrals made under the ZymoGenetics, Inc 401 (k) Retirement Plan for the applicable pay period. Each Participant's Account Balance will be adjusted on a daily basis as if the Account Balance held actual assets and such assets were invested among such investment funds as the Participant elected pursuant to Article III
(2)(a)(2). The market value of the assets which would have been held in each of the funds shall be determined by the Administrator in accordance with generally accepted valuation principles, consistently applied. In making adjustments to a Participant's Account Balance and determining the value of assets for purposes of such adjustments, the Administrator shall use methods which are comparable to those used in adjusting accounts and the valuation of assets under the ZymoGenetics, Inc. 401(k) Retirement Plan, including the extent to which expenses and other charges are taken into account in making such valuations. In the absence of an applicable Investment Election for a given year, a Participant's Account Balance will be adjusted as determined by the Administrator in its sole discretion. The amount payable to a Participant or his Beneficiary pursuant to Article IV(3), (4) or (5) shall be equal to the Participant's Account Balance determined as of a date selected by the Administrator and within a reasonable period of time prior to the date such amount is paid.

          3.  Date for Payment of Account Balance.
              -----------------------------------

          The Company will pay the following amounts in one lump sum within sixty (60) days following a Participant's termination of employment with the
Company: (i) that portion of the Participant's Account Balance attributable to amounts deferred before November 1, 1997 (as adjusted pursuant to Article IV, Section 2), (ii) amounts deferred after November 1, 1997 (as adjusted pursuant to Article IV, Section 2) for which the Participant did not indicate a date for payment on the applicable Participation Agreement, and (iii) any Special Allocations made pursuant to Article III, Section 2(d) (as adjusted pursuant to Article IV, Section 2) for which the Participant did not indicate a date for payment on the applicable Special Allocation Election. Other amounts will be paid or begin to be paid to the Participant on the date(s) specified on his Participation Agreements in accordance with Article III, Section 2(a)(3) or 2(c), or his Special Allocation Elections in accordance with Article III,
Section 2(d). In the event of the Participant's death before the date(s) specified, his Account Balance will be paid to his Beneficiary(ies) as soon as administratively feasible following the Participant's death.

          4.  Early Distribution.
              ------------------

          Notwithstanding any other provision of the Plan, any Participant may, at any time, elect to receive an early payment of his Account Balance, reduced by a penalty equal to ten percent (10%) of the Participant's Account Balance as of the date of such election. The ten percent (10%) penalty shall be permanently forfeited and shall not be paid to, or in respect of, the Participant. Any early payment under this Article IV, Section 4 will be made as soon as administratively feasible after the Participant's election. If the Administrator maintains sub-accounts pursuant to Article IV, Section 6, the Administrator will reduce each such sub-account proportionately to reflect a distribution made under this Article IV, Section 4, unless the Participant directs otherwise and the Administrator consents to such direction. Whenever a Participant receives an early payment under this Article IV, Section 4, the Participant's participation under the Plan will terminate effective as of the date of such early payment and the Participant shall not be eligible to participate in the Plan until the third Plan Year beginning after the date of such early payment.

          5.  Hardship Withdrawal.
              -------------------

          If a Participant suffers an unforeseeable emergency, as defined herein, the Company may pay to the Participant that portion, if any, of his Account Balance which the Administrator determines, in its sole discretion, is necessary to satisfy the emergency need, including any amounts necessary to pay federal, state or local income taxes reasonably anticipated to result from the payment. For purposes of this Article IV, Section 5, "unforeseeable emergency" means a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the Participant's control. Notwithstanding the foregoing, payment by reason of "unforeseeable emergency" may not be made to the extent such hardship is, or may be, relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship. If the Administrator maintains sub-accounts pursuant to Article IV,
Section 6, the Administrator will reduce each such sub-account proportionately to reflect a distribution made under this Article IV, Section, 5, unless the Participant directs otherwise and the Administrator consents to such direction.

          6.  Beneficiary Designation.
              -----------------------

          A Participant shall have the right to designate a Beneficiary to receive his Account Balance upon his death; provided that no such designation by a married participant with respect to more than 50% of the Participant's Account Balance shall be effective to name a Beneficiary other than the Participant's spouse, unless such spouse has consented in writing to such designation. If a Beneficiary Designation is not on file at the time of a Participant's death, or if no designated Beneficiary survives the Participant, then the Participant's Account Balance shall be paid to the personal representative, executor, or administrator of his estate. A Participant may, by completing the appropriate sections of the Beneficiary Designation Form, identify sub-accounts for purposes of designating one or more Beneficiaries to receive amounts allocated to the Participant's Account Balance as of any date on or after November 1, 1997, as adjusted under Article III, Section 2(a), and one or more Beneficiaries for amounts allocated after such date, as adjusted under Article III, Section 2(a). The Plan Administrator shall maintain any such sub-accounts identified by a Participant, solely for purposes of identifying the amounts payable to each of the Participant's Beneficiaries.

                                   ARTICLE V

                               Withholding Taxes
                               -----------------

          The Company may withhold from a Participant's non-deferred compensation or any payment to be made to a Participant or a Beneficiary, as appropriate, any taxes required to be withheld under state, local or federal law with respect to the amounts deferred or payable hereunder.

                                   ARTICLE VI

                           Amendment and Termination
                           -------------------------

          The Plan may be amended or terminated at any time through action by the Board, or by any of the Company's officers authorized by the Board; provided, however, that no amendment, discontinuance or termination of the Plan will, without the consent of any persons affected thereby, alter or impair the rights of any Participant or beneficiary accrued prior to such amendment, discontinuance, or termination. Upon termination, each Participant or Beneficiary as, the case may be, will receive an amount equal to such Participant's Account Balance, less any withholding obligations, as soon as practical following the date the Plan is terminated. Distribution of each Participant's Account Balance shall be made in the manner determined by the Company in its sole and absolute discretion.

                                  ARTICLE VII

                                 Administration
                                 --------------

          1.  The Administrator.
              -----------------

          The Plan shall be administered by the Administrator. The Administrator will have full discretionary authority and all powers necessary to carry out the provisions of the Plan. These powers include but are not limited to, construing and interpreting the provisions of the Plan documents and documents relating to the Plan's operation, adopting any rules and regulations consistent with the terms of the Plan as it deems necessary, determining the amount due to and the rights of any Participant or Beneficiary under the Plan, determining the amounts allocated to the Participants' Account Balances and adjustments for earnings, gains and/or losses, and any other activities deemed necessary or helpful. Determinations by the Administrator shall be final and binding on all parties with respect to all matters relating to the Plan unless overridden by action of the Board.

          2.  Books and Records.
              -----------------

          The Administrator shall maintain records of each Participant's Account Balance. A Participant shall not be entitled to examine, audit or otherwise have access to any financial statements, bookkeeping records or other records of account pertaining to the Company or the Plan under any circumstances whatsoever.

                                  ARTICLE VIII

                                Claims Procedure
                                ----------------

          1.  Claim.
              -----

          Any person claiming a benefit, requesting an interpretation or ruling under this Plan or requesting information under this Plan shall present the claim or request in writing to the Administrator, which shall respond in writing within ninety (90) days.

          2.  Denial of Claim.
              ---------------

          If the claim or request is denied, the written notice of denial shall include the reasons for denial, with specific reference to the Plan provisions on which the denial is based, a description of any additional material or information required and an explanation of why it is necessary and an explanation of the Plan's claim review procedure. A claim or request shall be deemed denied if the Administrator does not take any action within ninety (90) days of receipt of a written claim or request.

          3.  Review of Claim.
              ---------------

          Any person whose claim or request is denied may request review by notice given in writing to the Administrator within sixty (60) days of such denial. The claim or request shall be reviewed by the Administrator, who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents and submit issues and comments in writing. The decision on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other special circumstance, the claimant shall be notified and the time limit shall be 120 days. The decision shall be in writing and shall state the reasons and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.

          4.  Venue.
              -----

          Venue of any dispute under this Plan shall be in a court of competent jurisdiction in King County, Washington.

                                   ARTICLE IX

                                 Miscellaneous
                                 -------------

          1.  Unsecured General Creditor.
              --------------------------

          Any amount allocated to a Participant's Account Balance under this Plan shall be an unfunded, unsecured promise of the Company to make payments in the future. Participants and their beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of the Company. Any and all of the Company's assets shall be, and remain, the general, unpledged, unrestricted assets of the Company. The Company may, but shall not be required to, establish a reserve of assets to provide funds for payments under this Plan. Such reserve may be through a trust fund, which it is intended will be established on such terms and conditions as shall prevent taxation to Participants and Beneficiaries of any amounts held in the reserve or credited to Account Balances prior to the time payments are made. Establishing a reserve shall have no effect on the operation of this Plan or upon the status of Participants as unsecured general creditors of the Company. Rights to payments will not be limited to assets held in any reserve.

          2.  Payment of Account Balances.
              ---------------------------

          Notwithstanding the fact that the Company may establish a Trust, the Company shall remain liable for paying benefits to Participants under this Plan. However, any payment made to a Participant or Beneficiary from the Trust shall satisfy the Company's obligation to make such payment to such person.

          3.  Unfunded Top-Hat Plan.
              ---------------------

          This Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly-compensated employees" (a "top-hat group") within the meaning of sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974 ("ERISA"), and therefore to be exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA. Accordingly, in the event that it is determined by a court of competent jurisdiction or by an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERISA which is not exempt, the Plan will immediately terminate as to all Participants and amounts credited to each Participant's Account Balance shall be distributed at such time and in such manner as determined by the Company in its sole and absolute discretion. In the event that it is determined by a court of competent jurisdiction or by an opinion of counsel that a Participant is not a member of the top-hat group, this Plan shall immediately terminate as to such Participant and all amounts credited to such Participant's Account Balance shall be distributed to such Participant at such time and in such manner as determined by the Company in its sole and absolute discretion.

          4.  Not a Contract of Employment.
              ----------------------------

          The terms and conditions of the Plan will not be deemed to constitute a contract of employment between the Company and any Participant, and the Participant (and his beneficiary) shall have no rights against the Company except as specifically provided herein. Moreover, nothing in the Plan shall be deemed to give a Participant the right to be retained in the employ of the Company or to interfere with the right of the Company to discipline or discharge the Participant at any time.

          5.  Successors.
              ----------

          The provisions of the Plan shall bind and inure to the benefit of the Company and its successors and assigns. The term "successors" as used herein shall include any corporation or other business entity which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all of the business or assets of the Company.

          6.  No Assignment.
              -------------

          Neither a Participant nor any other person shall have any right (except the right to designate a Beneficiary) to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, hereby expressly declared to be unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law upon a Participant's or any other person's bankruptcy.

          7.  Expenses.
              --------

          All expenses and costs in connection with the adoption and administration of the Plan and the Trust will be borne by the Company.

          8.  Tax Effects.
              -----------

          Neither the Company nor any other person or entity represents or guarantees that any particular federal, state or local tax consequences will occur as a result of any Participant's participation in this Plan. Each Participant must consult with his own advisers regarding the tax consequences of participation in this Plan.

          9.  Notice.
              ------

          Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given when personally delivered to the addressee or deposited in the United States mail, postage prepaid and properly addressed to the addressee's last known address.

          10. Terms.
              -----

          Whenever any words are used herein in the masculine they shall be construed as though they were used in the feminine in all cases where they would so apply and wherever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

          11. Incompetence.
              ------------

          If the Administrator determines that a Participant is unable to care for his affairs because of illness, accident, or otherwise, any payment due the Participant shall be made only to a duly authorized guardian or other legal representative or, upon appropriate indemnification of the Administrator, to his spouse. Any such payment shall be a payment for the account of the Participant and shall be in complete discharge of any liability of the Company and the Trust.

          12.  Governing Law.
               -------------

          The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of Washington. Invalidation of any one of the provisions of the Plan for any reason shall in no way affect the other provisions hereof, and all such other provisions shall remain in full force and effect.

                                      ZYMOGENETICS, INC.



                                      By
                                        ----------------------------------------
                                        Claus Kuhl, M.D., Ph.D.

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